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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                NOVEMBER 15, 2002


                             BOSTON PROPERTIES, INC.
             (Exact name of Registrant as specified in its charter)



        DELAWARE                        1-13087                04-2473675
(State or other jurisdiction        (Commission File        (I.R.S. Employer
     of incorporation)                   Number)           Identification No.)


                        111 HUNTINGTON AVENUE, SUITE 300
                        BOSTON, MASSACHUSETTS 02199-7610
              (Address of principal executive offices and zip code)

                                 (617) 236-3300
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS.

The Company is re-issuing in an updated format its historical financial statements in connection with the adoption of Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS 144"). During 2002, the Company sold certain properties and in compliance with SFAS 144 has reported revenue, expenses and gain on sale from these properties as discontinued operations for each period presented in its quarterly reports filed since the date of the sale (including the comparable period of the prior year). Under SEC requirements for transitional disclosure, the same reclassification as discontinued operations required by SFAS 144 following the sale of properties is required for previously issued annual financial statements for each of the three years shown in the Company's last annual report on Form 10-K, if those financials are incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the date of the sale. This reclassification has no effect on the Company's reported net income available to common shareholders or funds from operations ("FFO"). The Company elected to re-issue these historical financial statements at this time in preparation for the issuance of pro-forma financial statements giving effect to the acquisition of 399 Park Avenue, which the Company is required to file on Form 8-K. This Report on Form 8-K updates Items 6, 7 and 8 of the Company's Form 10-K to reflect those properties sold during 2002 as discontinued operations. All other items of the Form 10-K remain unchanged. No attempt has been made to update matters in the Form 10-K except to the extent expressly provided above.

INDEX TO EXHIBIT 99.1                          PAGE NUMBER
---------------------                          -----------
Selected Financial Data                             1

Management's Discussion and
   Analysis of Financial Condition
   and Results of Operations                        3

Financial Statements                               11


Exhibits

       EXHIBIT NO.

       23.1    Consent of Independent Accountants

       99.1 Revised financial information for the years ended December 31, 2001, 2000 and 1999 for the adoption of SFAS No.144 - Discontinued Operations

                                       2

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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 15, 2002


                                         BOSTON PROPERTIES, INC.



                                         By: /s/ Douglas T. Linde
                                            -----------------------------------
                                            Name:  Douglas T. Linde
                                            Title: Chief Financial Officer

                                       3